Exhibit 99.1

Joint Filer Information

Name of Joint Filer:		GPE VIII GP S.à r.l.

Address of Joint Filer:		c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:		December 23, 2019

Designated Filer:		Advent International Corporation

GPE VIII GP S.À R.L.

By: ADVENT INTERNATIONAL GPE VIII, LLC, MANAGER

/s/ Justin Nuccio
Justin Nuccio, Manager

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	January 2, 2020

Joint Filer Information

Name of Joint Filer:		Advent Partners GPE VIII-A Cayman Limited Partnership

Address of Joint Filer:		c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:		December 23, 2019

Designated Filer:		Advent International Corporation

ADVENT PARTNERS GPE VIII-A CAYMAN LIMITED PARTNERSHIP

By: AP GPE VIII GP LIMITED PARTNERSHIP, GENERAL PARTNER
By: ADVENT INTERNATIONAL GPE VIII, LLC, GENERAL PARTNER
By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	January 2, 2020

Joint Filer Information

Name of Joint Filer:		Advent International GPE VIII, LLC

Address of Joint Filer:		c/o Advent International Corporation 800 Boylston Street Boston, MA 02199

Relationship of Joint Filer to Issuer:		10% Owner

Issuer Name and Ticker or Trading Symbol:		AquaVenture Holdings Limited [WAAS]

Date of Event Requiring Statement:		December 23, 2019

Designated Filer:		Advent International Corporation

ADVENT INTERNATIONAL GPE VIII, LLC

By: ADVENT INTERNATIONAL CORPORATION, MANAGER

/s/ James Westra
Name:	James Westra
Title:	General Counsel and Managing Partner
Date:	January 2, 2020